SALEM COMMUNICATIONS ANNOUNCES INCREASE IN THIRD QUARTER 2013 TOTAL REVENUE OF 3.1% TO $58.5 MILLION

CAMARILLO, CA November 5, 2013 – Salem Communications Corporation (Nasdaq: SALM) released its results for the three and nine months ended September 30, 2013.

Third Quarter 2013 Highlights

•

Total revenue increased 3.1%

•

Internet revenue increased 20.4% and Internet operating income increased 39.0%

•

Adjusted EBITDA(1) increased 0.7%

•

Entered into agreement to acquire KRDY-AM in San Antonio, TX and KDIS-FM in Little Rock, AR for $2.5 million

•

Total debt excluding capital leases decreased $3.9 million during the quarter to $294.5 million

Third Quarter 2013 Results

For the quarter ended September 30, 2013 compared to the quarter ended September 30, 2012:

Consolidated

•

Total revenue increased 3.1% to $58.5 million from $56.7 million;

•

Total operating expenses increased 2.6% to $49.5 million from $48.2 million;

•

Operating expenses, excluding gains or losses on the sale or disposal of assets and stock-based compensation expense increased 3.8% to $49.2 million from $47.4 million;

•

Operating income increased 5.8% to $9.0 million from $8.5 million;

•

Net income increased 58.0% to $5.3 million, or $0.21 net income per diluted share, from $3.4 million, or $0.13 net income per diluted share, in the prior year;

•

EBITDA(1) increased 5.4% to $12.7 million from $12.1 million; and

•

Adjusted EBITDA increased 0.7% to $13.1 million from $13.0 million.

Broadcast

•

Net broadcast revenue increased 0.3% to $46.0 million from $45.9 million;

•

Station operating income (“SOI”)(1) decreased 0.6% to $15.2 million from $15.3 million;

•

Same station net broadcast revenue decreased 0.7% to $45.6 million from $45.9 million;

•

Same station SOI decreased 0.4% to $15.2 million from $15.3 million; and

•

Same station SOI margin increased to 33.4% from 33.3%.

Internet

•

Internet revenue increased 20.4% to $9.4 million from $7.8 million; and

•

Internet operating income(1)  increased 39.0% to $2.7 million from $2.0 million.

Publishing

•

Publishing revenue increased 1.6% to $3.1 million from $3.0 million; and

•

Publishing operating income(1)  decreased to a $0.2 million loss from $44,000 income.

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Included in the results for the quarter ended September 30, 2013 are:

•

A $0.4 million non-cash compensation charge ($0.2 million, net of tax, or $0.01 per share) related to the expensing of stock options consisting of:

o

$0.2 million non-cash compensation included in corporate expenses;

o

$0.1 million non-cash compensation included in broadcast operating expenses; and

o

$0.1 million non-cash compensation included in Internet operating expenses.

Included in the results for the quarter ended September 30, 2012 are:

•

A $0.6 million loss ($0.4 million, net of tax, or $0.01 per share) on disposal of assets and;

•

A $0.3 million non-cash compensation charge ($0.2 million, net of tax, or $0.01 per share) related to the expensing of stock options consisting of:

o

$0.2 million non-cash compensation included in corporate expenses; and

o

$0.1 million non-cash compensation included in broadcast operating expenses.

Per share numbers are calculated based on 25,921,391 diluted weighted average shares for the quarter ended September 30, 2013, and 25,358,052 diluted weighted average shares for the quarter ended September 30, 2012.

Year to Date 2013 Results

For the nine months ended September 30, 2013 compared to the nine months ended September 30, 2012:

Consolidated

•

Total revenue increased 3.3% to $174.2 million from $168.6 million;

•

Operating expenses increased 0.7% to $149.4 million from $148.4 million;

•

Operating expenses excluding gains or losses the sale or disposals of assets, stock-based compensation expense and impairment charges increased 4.2% to $147.1 million from $141.2 million;

•

Operating income increased 22.6% to $24.8 million from $20.3 million;

•

The company had a net loss of $8.1 million, or $0.32 net loss per share, compared to net income of $2.4 million, or $0.10 net income per diluted share, in the prior year;

•

EBITDA decreased 72.0% to $8.4 million from $30.1 million; and

•

Adjusted EBITDA increased 0.7% to $38.5 million from $38.3 million.

Broadcast

•

Net broadcast revenue increased to $136.3 million from $136.2 million;

•

SOI decreased 2.0% to $45.0 million from $45.9 million;

•

Same station net broadcast revenue decreased 0.9% to $134.9 million from $136.1 million;

•

Same station SOI decreased 1.9% to $45.2 million from $46.0 million; and

•

Same station SOI margin decreased to 33.5% from 33.8%.

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Internet

•

Internet revenue increased 24.7% to $29.0 million from $23.3 million; and

•

Internet operating income increased 59.7% to $8.6 million from $5.4 million.

Publishing

•

Publishing revenue decreased 2.1% to $8.9 million from $9.1 million; and

•

The publishing division had a loss of $0.8 million compared to income of $0.2 million.

Included in the results for the nine months ended September 30, 2013 are:

•

A $27.8 million loss ($16.7 million, net of tax, or $0.67 per share) on the early retirement of long-term debt due to the repurchase of $212.6 million of our Terminated 9 5/8% senior secured second lien notes due in 2016 and the termination of then existing bank debt;

•

A $0.8 million impairment loss ($0.5 million, net of tax, or $0.02 per share) associated with the goodwill and mastheads of our publishing businesses; and

•

A $1.5 million non-cash compensation charge ($0.9 million, net of tax, or $0.04 per share) related to the expensing of stock options primarily consisting of:

o

$1.0 million non-cash compensation included in corporate expenses;

o

$0.3 million non-cash compensation included in broadcast operating expenses;

o

$0.2 million non-cash compensation included in Internet operating expenses; and

o

the remainder included in publishing operating expenses.

Included in the results for the nine months ended September 30, 2012 are:

•

A $0.6 million loss ($0.3 million, net of tax, or $0.01 per share) on disposal of assets;

•

A $0.9 million loss ($0.5 million, net of tax, or $0.02 per share) on early retirement of long-term debt due to the repurchase of $17.5 million of our Terminated 9 5/8% senior secured second lien notes due in 2016;

•

A $5.6 million impairment loss ($3.4 million, net of tax, or $0.14 per share) on land in Covina, California; and

•

A $1.0 million non-cash compensation charge ($0.6 million, net of tax, or $0.02 per share) related to the expensing of stock options consisting of:

o

$0.7 million non-cash compensation included in corporate expenses;

o

$0.2 million non-cash compensation included in broadcast operating expenses; and

o

$0.1 million non-cash compensation included in internet operating expenses.

Per share numbers are calculated based on 24,832,140 diluted weighted average shares for the nine months ended September 30, 2013, and 24,893,832 diluted weighted average shares for the nine months ended September 30, 2012.

Balance Sheet

As of September 30, 2013, the company had $2.5 million outstanding on its revolver and $292.0 million outstanding on the Term Loan B.  The company was in compliance with the covenants of its credit facility.  The company’s bank leverage ratio was 5.45 versus a compliance covenant of 6.75.

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Conference Call Information

Salem will host a teleconference to discuss its results on November 5, 2013 at 2:00 p.m. Pacific Time. To access the teleconference, please dial (719) 325-4923, passcode 8332965 or listen via the investor relations portion of the company’s website, located at www.salem.cc.  A replay of the teleconference will be available through November 19, 2013 and can be heard by dialing (719) 457-0820, passcode 8332965 or on the investor relations portion of the company’s website, located at www.salem.cc.

Fourth Quarter 2013 Outlook

For the fourth quarter of 2013, we are projecting total revenue to decrease 0% to 2% over fourth quarter 2012 total revenue of $60.6 million.  The decline is impacted by strong political revenue of $2.4 million in the fourth quarter of 2012.  Excluding this political revenue, we would project revenue to increase 2% to 4%.  We are also projecting operating expenses before gains or losses on the sale or disposal of assets, impairments and stock-based compensation expense to increase 0% to 3% as compared to the fourth quarter of 2012 operating expenses of $49.2 million.

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About Salem Communications

Salem Communications Corporation is the largest commercial U.S. radio broadcasting company that provides programming targeted at audiences interested in Christian and conservative opinion content, as measured by the number of stations and audience coverage. Upon completion of all announced transactions, the company will own and/or operate a national portfolio of 101 radio stations in 39 markets, including 61 stations in 22 of the top 25 markets. Salem also programs the Family Talk™ Christian-themed talk format on Sirius XM Radio, channel 131.  Additionally the company operates Christianradio.com.

Salem also owns Salem Radio Network, a national radio network that syndicates talk, news and music programming to approximately 2,400 affiliated radio stations and Salem Media Representatives, a national media advertising sales firm with offices across the country.

In addition to its radio broadcast business, Salem owns an Internet and a publishing division. Salem Web Network is a provider of online Christian and conservative-themed content and streaming and includes websites such as Christian faith focused Christianity.com, Questions and Answers about Jesus Christ at Jesus.org, Christian living focused Crosswalk.com®, online Bible at BibleStudyTools.com, Christian videos at GodTube.com,  a leading website providing church media at WorshipHouseMedia.com and Christian radio ministries online at OnePlace.com. Additionally Salem owns conservative news leader Townhall.com™ and conservative political blog HotAir.com, providing conservative commentary, news and blogging. Salem Publishing™ circulates Christian and conservative magazines such as Homecoming® The Magazine, YouthWorker Journal™, The Singing News, FaithTalk Magazine, Preaching and Townhall Magazine™. Xulon Press™ is a provider of self-publishing services targeting the Christian audience.

Company Contact:

Evan D. Masyr

Salem Communications

(805) 384-4512

evanm@salem.cc

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Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995.  Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem to close and integrate announced transactions, market acceptance of Salem’s radio station formats, competition from new technologies, adverse economic conditions, and other risks and uncertainties detailed from time to time in Salem's reports on Forms 10-K, 10-Q, 8-K and other filings filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

(1)

 Regulation G

Station operating income, Internet operating income and publishing operating income, EBITDA and Adjusted EBITDA are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). Station operating income is defined as net broadcast revenues minus broadcast operating expenses. Internet operating income is defined as Internet revenue minus Internet operating expenses.  Publishing operating income is defined as publishing revenue minus publishing operating expenses.  EBITDA is defined as net income before interest, taxes, depreciation, amortization and change in fair value of interest rate swaps. Adjusted EBITDA is defined as EBITDA before gain or loss on the disposal of assets, impairment of indefinite-lived long-term assets including goodwill, impairment of long-lived assets and non-cash compensation expense.  In addition, Salem has provided supplemental information as an attachment to this press release, reconciling these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP. The company believes these non-GAAP financial measures, when considered in conjunction with the most directly comparable GAAP financial measures, provide useful measures of the company’s operating performance.

Station operating income, Internet operating income and publishing operating income, EBITDA and Adjusted EBITDA are generally recognized by the broadcast industry as important measures of performance and are used by investors as well as analysts who report on the industry to provide meaningful comparisons between broadcast. Station operating income, Internet operating income and publishing operating income, EBITDA and Adjusted EBITDA are not a measure of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not a substitute for, or superior to, the company’s results of operations presented on a GAAP basis such as operating income and net income. In addition, Salem’s definitions of station operating income, Internet operating income and publishing operating income, EBITDA and Adjusted EBITDA are not necessarily comparable to similarly titled measures reported by other companies.

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Salem Communications Corporation
Condensed Consolidated Statements of Operations
(in thousands, except share, per share and margin data)
	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2012		2013	2012	2013
	(Unaudited)
Net broadcast revenue	$45,895		$46,015	$136,224	$136,287
Net Internet revenue	7,800		9,390	23,269	29,012
Net publishing revenue	3,024		3,071	9,136	8,941
Total revenue	56,719		58,476	168,629	174,240
Operating expenses:
Broadcast operating expenses	30,628		30,847	90,289	91,258
Internet operating expenses	5,825		6,644	17,858	20,372
Publishing operating expenses	2,980		3,301	8,951	9,776
Corporate expenses	4,643		4,951	14,314	15,839
Impairment of indefinite-lived long-term assets other than goodwill	―		―	―	345
Impairment of goodwill	―		―	―	438
Impairment of long-lived assets	―		―	5,608	―
Depreciation and amortization	3,577		3,784	10,775	11,389
(Gain) loss on the sale or disposal of assets	587		(25)	563	(20)
Total operating expenses	48,240		49,502	148,358	149,397
Operating income from continuing operations	8,479		8,974	20,271	24,843
Other income (expense):
Interest income	24		16	83	52
Interest expense	(6,127)		(3,770)	(18,787)	(13,212)
Change in the fair value of interest rate swap	―		(1,033)	―	2,545
Loss on early retirement of long-term debt	―		(16)	(893)	(27,792)
Net miscellaneous income and (expenses)	60		4	71	15
Income (loss) from continuing operations before income taxes	2,436		4,175	745	(13,549)
Benefit from income taxes	(971)		(1,159)	(1,768)	(5,506)
Income (loss) from continuing operations	3,407		5,334	2,513	(8,043)
Loss from discontinued operations, net of tax	(39)		(11)	(94)	(26)
Net income (loss)	$3,368		$5,323	$2,419	$(8,069)

Basic income (loss) per share before discontinued operations	$0.13		$0.21	$0.10	$(0.32)
Income (loss) per share from discontinued operations, net of tax	―		―	―	―
Basic income (loss) per share after discontinued operations	$0.13		$0.21	$0.10	$(0.32)
Diluted income (loss) per share before discontinued operations	$0.13		$0.21	$0.10	$(0.32)
Income (loss) per share from discontinued operations, net of tax	―		―	―	―
Diluted income (loss) per share after discontinued operations	$0.13		$0.21	$0.10	$(0.32)
Dividends per share	$0.03	$	―	$0.10	$0.10

Basic weighted average shares outstanding	24,663,027		25,126,858	24,528,091	24,832,140
Diluted weighted average shares outstanding	25,358,052		25,921,391	24,893,832	24,832,140

Other data:
Station operating income	$15,267		$15,168	$45,935	$45,029
Station operating margin	33.3%		33.0%	33.7%	33.0%

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Salem Communications Corporation
Condensed Consolidated Balance Sheets
(in thousands)
	December 31, 2012	September 30, 2013

Assets
Cash	$380	$1,426
Trade accounts receivable, net	35,009	34,507
Deferred income taxes	6,248	6,248
Other current assets	5,858	7,658
Property, plant and equipment	99,467	98,759
Intangible assets, net	406,729	413,502
Interest rate swaps	―	2,545
Deferred financing costs	4,002	4,291
Other assets	3,669	2,153
Total assets	$561,362	$571,089

Liabilities and Stockholders’ Equity
Current liabilities	$50,659	$30,342
Long-term debt and capital lease obligations	248,872	290,844
Deferred income taxes	47,593	41,778
Other liabilities	8,169	9,975
Stockholders’ equity	206,069	198,150
Total liabilities and stockholders’ equity	$561,362	$571,089

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Salem Communications Corporation
Supplemental Information
(in thousands)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2013	2012	2013
	(Unaudited)
Capital Expenditures
Acquisition related / income producing	$11	$202	$1,096	$571
Maintenance	1,550	2,358	5,311	7,221
Total capital expenditures	$1,561	$2,560	$6,407	$7,792

Reconciliation of Same Station Net Broadcast Revenue to Total Net Broadcast Revenue
Net broadcast revenue – same station	$45,878	$45,571	$136,145	$134,874
Net broadcast revenue – acquisitions	17	444	17	1,310
Net broadcast revenue – dispositions	―	―	6	―
Net broadcast revenue – format changes	―	―	56	103
Total net broadcast revenue	$45,895	$46,015	$136,224	$136,287

Reconciliation of Same Station Broadcast Operating Expenses to Total Broadcast Operating Expenses
Broadcast operating expenses – same station	$30,602	$30,362	$90,112	$89,716
Broadcast operating expenses revenue – acquisitions	22	485	40	1,475
Broadcast operating expenses – dispositions	4	―	74	―
Broadcast operating expenses – format changes	―	―	63	67
Total broadcast operating expenses	$30,628	$30,847	$90,289	$91,258

Reconciliation of Same Station Operating Income to Total Station Operating Expenses
Station operating income – same station	$15,276	$15,209	$46,033	$45,158
Station operating income – acquisitions	(5)	(41)	(23)	(165)
Station operating income – dispositions	(4)	―	(68)	―
Station operating income – format changes	―	―	(7)	36
Total station operating income	$15,267	$15,168	$45,935	$45,029

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Salem Communications Corporation
Supplemental Information
(in thousands)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2013	2012	2013
(Unaudited)
Reconciliation of SOI and Internet Operating Income and Publishing Operating Income to Operating Income from Continuing Operations
Station operating income	$15,267	$15,168	$45,935	$45,029
Internet operating income	1,975	2,746	5,411	8,640
Publishing operating income (loss)	44	(230)	185	(835)
Less:
Corporate expenses	(4,643)	(4,951)	(14,314)	(15,839)
Depreciation and amortization	(3,577)	(3,784)	(10,775)	(11,389)
Impairment of indefinite-lived long-term assets other than goodwill	―	―	―	(345)
Impairment goodwill	―	―	―	(438)
Impairment of long-lived assets	―	―	(5,608)	―
(Gain) loss on the sale or disposal of assets	(587)	25	(563)	20
Operating income from continuing operations	$8,479	$8,974	$20,271	$24,843

Reconciliation of Adjusted EBITDA to EBITDA to Net Income (Loss)
Adjusted EBITDA	$13,002	$13,095	$38,283	$38,539
Less:
Stock-based compensation	(299)	(358)	(995)	(1,529)
Loss on early retirement of long-term debt	―	(16)	(893)	(27,792)
Discontinued operations, net of tax	(39)	(11)	(94)	(26)
Impairment of indefinite-lived long-term assets other than goodwill	―	―	―	(345)
Impairment of goodwill	―	―	―	(438)
Impairment of long-lived assets	―	―	(5,608)	―
(Gain) loss on disposal of assets	(587)	25	(563)	20
EBITDA	12,077	12,735	30,130	8,429
Plus:
Interest income	24	16	83	52
Less:
Depreciation and amortization	(3,577)	(3,784)	(10,775)	(11,389)
Interest expense	(6,127)	(3,770)	(18,787)	(13,212)
Change in the fair value of interest rate swap	―	(1,033)	―	2,545
Benefit from income taxes	971	1,159	1,768	5,506
Net income (loss)	$3,368	$5,323	$2,419	$(8,069)

Reconciliation of Adjusted EBITDA to Free Cash Flow
Adjusted EBITDA	$13,002	$13,095	$38,283	$38,539
Less:
Cash interest	(480)	(3,549)	(12,417)	(13,384)
Cash taxes	(44)	(5)	(246)	(250)
Capital expenditures	(1,561)	(2,560)	(6,407)	(7,792)
Free Cash Flow	$10,917	$6,981	$19,213	$17,113

Selected Debt Data	Outstanding at September 30, 2013	Applicable Interest Rate
Term Loan B	$292,000	4.50%
Revolver	2,460	5.25%

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